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                                                                  Exhibit 10.6.5

                FIFTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

     THIS FIFTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this "Fifth Amendment") is made and entered into as of this 30th day of April, 2004, by and between STANDARD PARKING CORPORATION, a Delaware corporation (the "Company") and JAMES A. WILHELM ("Executive").

                                    RECITALS

     A. The Company and Executive are parties to an Executive Employment Agreement dated August 1, 1999 (the "Employment Agreement"), which was modified pursuant the First Amendment to Executive Employment Agreement dated April 25, 2001 ("First Amendment"), the Second Amendment dated October 19, 2001 (the "Second Amendment"), Third Amendment dated January 31, 2002 ("Third Amendment") and Fourth Amendment dated April 1, 2003 ("Fourth Amendment"). The Employment Agreement, First Amendment, Second Amendment, Third Amendment and Fourth Amendment are hereinafter collectively referred to as the "Employment Agreement". All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to such terms in the Employment Agreement.

     B. The Company and Executive desire to amend certain terms of the Employment Agreement as hereinafter set forth.

     NOW, THEREFORE, the Employment Agreement is hereby amended in the following respects:

     1. Paragraph 3 is hereby amended by deleting the existing Paragraph 3 in its entirety and substituting the following paragraph in lieu thereof:

          "3. EMPLOYMENT PERIOD. The Company shall employ the Executive, and the Executive shall serve the Company, on the terms and conditions set forth in this Agreement, for a period of three (3) years beginning May 1, 2004 (the "Commencement Date") and ending April 30, 2007 (the "Employment Period"), provided, however, that commencing on the third anniversary of the Commencement Date and thereafter on each annual anniversary of such date (each annual anniversary thereof shall hereinafter be referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three (3) years from the Renewal Date (individually referred to as a "Renewal Period" and in the plural as the "Renewal Periods"), unless 180 days prior to the Renewal Date the Company or the Executive shall terminate this Agreement by giving notice to

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          the other party that the Employment Period shall not be so extended.
          The Employment Period, as extended by one or more Renewal Periods, shall hereinafter be deemed to be the Employment Period. Notwithstanding any such termination, Paragraph 5 shall remain in full force and effect."

     2. Subsection (i) of subparagraph 4 (c) is hereby amended by deleting the reference to "36-month period" in the first sentence and substituting in lieu thereof "60-month period".

     3. Subsection (ii) of subparagraph 4 (c) is hereby amended by (x) deleting the multiplier "three times" in the first sentence and substituting in lieu thereof "five times", and (y) deleting the reference to the "36-month period" in the second sentence and substituting in lieu thereof "60-month period".

     4. Subsection (ii) of subparagraph 4(j) is hereby amended by adding the following sentence immediately following the sentence beginning "For Example..." and ending "...until age 65.":

          "For purposes of computing the Company Contribution, each year that Executive receives Salary Continuation Payments shall constitute a year Executive remains with the Company."

     5. Subparagraph (f) of Paragraph 5 is hereby amended by deleting the reference to "eighteen (18) months" in the second sentence of the introductory paragraph and substituting in lieu thereof "sixty (60) months".

     6. Subparagraph (g) of Paragraph 5 is hereby amended by deleting the entire subparagraph and substituting the following subparagraph in lieu thereof:

          "(g) As additional consideration for the representation and restrictions contained in Paragraph 5, the Company agrees to pay Executive as follows (the "Salary Continuation Payments"):

               (i) if Executive's termination occurs for any reason other than Cause, the sum of $530,000 in equal monthly installments for up to sixty (60) months following the date of Termination;

               (ii) if Executive's termination occurs for Cause, the sum of $100,000 in equal monthly installments for up to sixty (60) months following the date of termination.

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          In the event Executive breaches this Agreement at any time during the
          60-month period following the date of Termination, the Company's obligation to continue any Salary Continuation Payments shall immediately cease and Executive agrees to return to the Company all Salary Continuation Payments paid up to that time."

     7. Except as specifically amended by this Fifth Amendment the Employment Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, Executive and the Company have executed this Fourth Amendment as of day and year first above written.


Standard Parking Corporation

By:  /s/ John V. Holten
   ------------------------------
     John V. Holten
     Chairman of the Board


Executive:


   /s/ James A. Wilhelm
---------------------------------
     James A. Wilhelm

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